SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         February 11, 2003

                        Dynacore Patent Litigation Trust



             (Exact name of registrant as specified in its charter)

      Delaware                       000-50020                  74-6498884
(State or other jurisdiction    (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)

    9901 IH-10 West,  Suite 800, San Antonio, Texas              78230-2292
         (Address of principal executive offices)                 (Zip Code)
  Registrant's telephone number, including area code             210-558-2898




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  Item 5.Other Events.
With regard to the following  lawsuits titled,

Dynacore Patent Litigation Trust v. U.S. Philips Corporation, STMicroelectronics, Inc., Compaq Computer Corporation, Hewlett-Packard Corporation, Epson America, Inc., Fujitsu America, Inc., Matsushita Electric Corporation of America, Texas Instruments Incorporated, Eastman Kodak Company, Dell Computer Corporation, Dell Marketing Corporation, Gateway, Inc., Motorola, Inc., Apple Computer, Inc., and NEC Computers, Inc., Civil Action No. 01-CV-5012 (LTS) (GWG) and

Dynacore Patent Litigation Trust v. Sony Electronics,
Inc., Nikon, Inc., JVC America Corp.,Adaptec, Inc., Smartdisk Corporation, Evergreen Technologies, Inc., Ads Technologies, Inc., Western Digital Corporation, Quadmation Incorporated, Lucent Technologies,
Inc., and 3COM Corporation, Civil Action No. 01-CV-10978 (LTS) (GWG),
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the defendants motion for Summary Judgment was granted on February 11, 2003. The
Dynacore Patent Litigation Trust intends to appeal this decision.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Dynacore Patent Litigation Trust
                                                 (Registrant)
Date:  February 12, 2003

                                          By: /s/Asher B. Edelman
                                          -----------------------
                                                 Asher B. Edelman
                                                     Trustee